UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2014 (March 6, 2014)

TAMINCO CORPORATION
___________________________
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware _________	001-35875 __________	45-4031468 __________
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Windsor Plaza, Suite 411
7540 Windsor Drive
Allentown, Pennsylvania 18195
_______________________________________
(Address of Principal Executive Offices, including Zip Code)

(610) 366-6730
__________________________________
(Registrant’s telephone number, including area code)

Not Applicable
__________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On March 11, 2014, Taminco Corporation filed a Current Report on Form 8-K (the “March 8-K”) with the Securities and Exchange Commission ("SEC") to report the completion of its previously announced acquisition of the Formic Acid Solutions ("FAS") business of Kemira Oyj (“Kemira”). This Form 8-K/A amends and supplements the March 8-K to include the financial information required by Item 9.01(b) of Form 8-K. The information previously reported in the March 8-K is hereby incorporated by reference into this Form 8-K/A.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of the Formic Acid Solutions business of Kemira, as of and for the years ended December 31, 2013, 2012 and 2011, the notes related thereto and the related independent auditors report of Deloitte & Touche Oy, were filed in the March 8-K and are incorporated herein by reference.

(b) Pro-Forma Financial Information

The following information is attached hereto as Exhibit 99.3:

i.	Unaudited Pro-Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2013.

ii.	Unaudited Pro-Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2014.

(d) Exhibits

Exhibit Number	Description

99.1*	Press release dated March 6, 2014 (incorporated by reference from Exhibit 99.1 to Taminco Corporation’s Current Report on Form 8-K filed with the SEC on March 11, 2014).
99.2*
Audited Combined Financial Statements of the Formic Acid Solutions business of Kemira Oyj, as of and for the years ended December 31, 2013, 2012 and 2011, the notes related thereto and the related independent auditors report of Deloitte & Touche Oy (incorporated by reference from Taminco Corporation's Current Report on Form 8-K filed with the SEC on March 11, 2014).

99.3**
Unaudited Pro Forma Condensed Combined Financial Information of Taminco Corporation for the year ended December 31, 2013 and the three months ended March 31, 2014, reflecting the acquisition of the Formic Acid Solutions business of Kemira Oyj as if it had occurred on January 1, 2013.

* Previously filed. ** Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
TAMINCO CORPORATION
Registrant

Date: May 14, 2014

By: /s/ Edward J. Yocum
Name: Edward J. Yocum
Title: Executive Vice President, General Counsel,
Chief Compliance Officer and Secretary